                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)........ October 22, 1996


                        COMMUNITY PSYCHIATRIC CENTERS
                        -----------------------------
            (Exact name of registrant as specified in it's charter)


Nevada                        1-7008                 94-1599386
------                        ------                 ----------
(State or other jurisdiction    (Commission File       (I.R.S. Employer
of incorporation)             Number)                Identification Number)



                            5110 West Sahara Avenue
                            Las Vegas, Nevada 89102
                    (Address of principal executive offices)


Registrant's telephone number, including area code....... (702) 259-3600


                                Not Applicable
         ------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

     On October 22, 1996, Community Psychiatric Centers (the "Company") issued a press release regarding the Company's disposition of substantially all of its psychiatric hospital and residential treatment center operations in the United States and Puerto Rico, as well as two closed hospitals and certain excess land, to Behavioral Healthcare Corporation.

     The Press Release is attached hereto as Exhibit 99.1, and is hereby
                                             ------------
incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


     Exhibit No.        Description of Exhibit                         Page
     -----------        ----------------------                         ----

       99.1             Press Release issued by the
                        Company, dated October 22, 1996

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 24, 1996              COMMUNITY PSYCHIATRIC CENTERS,
                                     a Nevada corporation


                                     by: /s/ Julia L. Kopta
                                         -----------------------
                                         Julia L. Kopta
                                         Executive Vice President
                                         and General Counsel